Exhibit 99.1

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC. AND SUBSIDIARIES

INDEX TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On July 31, 2024, a subsidiary of Strategic Student & Senior Housing Trust, Inc. (the “Registrant”) sold the Registrant’s sole remaining student housing property located in Fayetteville, Arkansas (the “Fayetteville Property”) to YOUnion at Fayetteville SPE, LLC (the “Buyer”). Buyer is a subsidiary of a joint venture (the “Joint Venture”) between an affiliate of Virtus Real Estate, LLC (“Virtus”) and an affiliate of our sponsor, Strategic Asset Management I, LLC (“SAM”). The Virtus affiliate owns 95% and the SAM affiliate owns 5% of the Joint Venture. In addition, a SAM affiliate serves as the property manager of the Fayetteville Property on behalf of the Joint Venture. The sale price for the Fayetteville Property was $72.25 million in cash, less closing costs. The mortgage loan encumbering the Fayetteville Property of approximately $34.5 million was repaid in full at closing. The net proceeds from the sale of the Fayetteville Property will be primarily used to repay the KeyBank Bridge Loan of approximately $25.4 million, and the remainder of the net proceeds will be used for other corporate purposes, including but not limited to payment of disposition fee and reimbursement of fees and expenses owed to the advisor of the Registrant, a subsidiary of SAM, and distributions to stockholders. The Fayetteville property sale qualified as discontinued operations as the property met the criteria of held for sale as of June 16, 2024, and the disposal represents a strategic shift in our business as we no longer own or operate any student housing properties after the sale.

The accompanying unaudited pro forma consolidated financial information gives effect to the sale of the Fayetteville Property. The unaudited pro forma balance sheet of the Registrant as of March 31, 2024 is presented as if the sale of the Fayetteville Property had occurred on March 31, 2024. Since the Fayetteville Property sale qualified as discontinued operations, the accompanying unaudited pro forma consolidated statements of operations of the Registrant for the three months ended March 31, 2024 and 2023, and for the years ended December 31, 2023, 2022, and 2021, are presented as if the Fayetteville Property sale occurred on January 1, 2021 and the proceeds were received and used on January 1, 2021.

The accompanying unaudited pro forma consolidated financial statements reflect all adjustments that in the opinion of management, are necessary to present fairly the pro forma results of operations and financial position of the Registrant as of and for the periods indicated. The accompanying unaudited pro forma consolidated financial statements are presented for illustrative and informational purposes only and are not intended to represent or be indicative of the financial condition or results of operations that would have actually occurred had the transactions occurred on the date or at the beginning of the periods indicated, nor does it purport to represent the Registrant's future financial position or results of operations. The unaudited pro forma adjustments are based on information and assumptions that management considers reasonable and factually supportable.

Since the information presented below is only a summary and does not provide all of the information contained in the historical consolidated financial statements of the Registrant you should read “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Registrant's historical consolidated financial statements and notes thereto included in the Registrant's Annual Report on Form 10-K for the years ended December 31, 2023, 2022, and 2021 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2024 and 2023.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

March 31, 2024

	Strategic Student & Senior Housing Trust, Inc. Historical (1)	Fayetteville Sale (2)	Note 3	Strategic Student & Senior Housing Trust, Inc. Pro Forma
ASSETS
Real estate facilities:
Land	$16,908,000	$(4,903,000)	a	$12,005,000
Buildings	199,202,635	(45,929,599)	a	153,273,036
Site improvements	3,587,917	(839,000)	a	2,748,917
Furniture, fixtures and equipment	12,548,889	(3,257,503)	a	9,291,386
	232,247,441	(54,929,102)		177,318,339
Accumulated depreciation	(42,196,030)	11,499,267	a	(30,696,763)
	190,051,411	(43,429,835)		146,621,576
Construction in process	431,585	(51,034)	a	380,551
Total real estate facilities, net	190,482,996	(43,480,869)		147,002,127
Cash and cash equivalents	5,785,082	14,851,748	b	20,636,830
Restricted cash	1,933,202	—		1,933,202
Other assets	1,312,291	645,975	c	1,958,266
Total assets	$199,513,571	$(27,983,146)		$171,530,425
LIABILITIES, TEMPORARY EQUITY, AND EQUITY (DEFICIT)
Debt, net	$160,190,756	$(54,846,899)	d	$105,343,857
Accounts payable and accrued liabilities	3,935,416	(1,024,811)	e	2,910,605
Due to affiliates	16,468,605	147,813	f	16,616,418
Distributions payable	7,209,841	—		7,209,841
Total liabilities	187,804,618	(55,723,897)		132,080,721
Commitments and contingencies
Redeemable common stock	5,350,610	—		5,350,610
Preferred equity in our Operating Partnership	10,165,594	—		10,165,594
Equity (Deficit):
Strategic Student & Senior Housing Trust, Inc. Equity (Deficit):
Preferred stock, $0.001 par value; 200,000,000 shares authorized; none issued and outstanding at March 31, 2024	—	—		—
Class A Common stock, $0.001 par value; 245,000,000 shares authorized; 11,632,930 shares issued and outstanding at March 31, 2024	11,632	—		11,632
Class T Common stock, $0.001 par value; 115,000,000 shares authorized; 77,598 shares issued and outstanding at March 31, 2024	78	—		78
Class W Common stock, $0.001 par value; 70,000,000 shares authorized; 85,548 shares issued and outstanding at March 31, 2024	87	—		87
Class Y Common stock, $0.001 par value; 200,000,000 shares authorized; 1,123,349 shares issued and outstanding at March 31, 2024	1,122	—		1,122
Class Z Common stock, $0.001 par value; 70,000,000 shares authorized; 166,494 shares issued and outstanding at March 31, 2024	167	—		167
Additional paid-in capital	97,733,091	—		97,733,091
Distributions	(17,722,288)	—		(17,722,288)
Accumulated deficit	(82,695,080)	27,685,381	g	(55,009,699)
Total Strategic Student & Senior Housing Trust, Inc. equity (deficit)	(2,671,191)	27,685,381		25,014,190
Noncontrolling interests in our Operating Partnership	(1,136,060)	55,370	h	(1,080,690)
Total equity (deficit)	(3,807,251)	27,740,751		23,933,500
Total liabilities, temporary equity, and equity (deficit)	$199,513,571	$(27,983,146)		$171,530,425

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2024

	Strategic Student & Senior Housing Trust, Inc. Historical (1)	Fayetteville Sale (2)	Note 4	Strategic Student & Senior Housing Trust, Inc. Pro Forma
Revenues:
Leasing and related revenues – student	$1,439,176	$(1,439,176)	i	$—
Leasing and related revenues – senior	8,376,011	—		8,376,011
Total revenues	9,815,187	(1,439,176)		8,376,011
Operating expenses:
Property operating expenses – student	629,075	(629,075)	j	—
Property operating expenses – senior	6,257,400	—		6,257,400
Property operating expenses – affiliates	625,848	(126,455)	k	499,393
General and administrative	432,925	—		432,925
Depreciation	1,677,835	(355,835)	l	1,322,000
Total operating expenses	9,623,083	(1,111,365)		8,511,718
Income (loss) from operations	192,104	(327,811)		(135,707)
Other income (expense):
Interest expense	(2,249,291)	924,009	m	(1,325,282)
Interest expense – debt issuance costs	(130,613)	95,093	m	(35,520)
Other	(34,863)	—		(34,863)
Net loss from continuing operations	(2,222,663)	691,291		(1,531,372)
Less: Distributions to preferred unitholders in our Operating Partnership	(347,582)	—		(347,582)
Net loss from continuing operations attributable to the noncontrolling interests in our Operating Partnership	5,100	(1,383)	n	3,717
Net loss from continuing operations attributable to Strategic Student & Senior Housing Trust, Inc. common stockholders	$(2,565,145)	$689,908		$(1,875,237)
Net (loss) income per common share attributable to common shareholders - continuing operations:
Net loss per Class A share – basic and diluted	$(0.20)			$(0.14)
Net loss per Class T share – basic and diluted	$(0.20)			$(0.14)
Net loss per Class W share – basic and diluted	$(0.20)			$(0.14)
Net loss per Class Y share – basic and diluted	$(0.20)			$(0.14)
Net loss per Class Z share – basic and diluted	$(0.20)			$(0.14)
Weighted average Class A shares outstanding – basic and diluted	11,626,680			11,626,680
Weighted average Class T shares outstanding – basic and diluted	77,598			77,598
Weighted average Class W shares outstanding – basic and diluted	85,548			85,548
Weighted average Class Y shares outstanding – basic and diluted	1,123,349			1,123,349
Weighted average Class Z shares outstanding – basic and diluted	166,494			166,494

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2023

	Strategic Student & Senior Housing Trust, Inc. Historical (1)	Fayetteville Sale (2)	Note 4	Strategic Student & Senior Housing Trust, Inc. Pro Forma
Revenues:
Leasing and related revenues – student	$1,216,951	$(1,216,951)	i	$—
Leasing and related revenues – senior	7,883,845	—		7,883,845
Total revenues	9,100,796	(1,216,951)		7,883,845
Operating expenses:
Property operating expenses – student	650,403	(650,403)	j	—
Property operating expenses – senior	5,738,543	—		5,738,543
Property operating expenses – affiliates	615,864	(124,096)	k	491,768
General and administrative	501,758	—		501,758
Depreciation	1,786,268	(344,240)	l	1,442,028
Total operating expenses	9,292,836	(1,118,739)		8,174,097
Income (loss) from operations	(192,040)	(98,212)		(290,252)
Other income (expense):
Interest expense	(2,208,950)	877,412	m	(1,331,538)
Interest expense – debt issuance costs	(80,214)	44,690	m	(35,524)
Other	954	—		954
Net loss from continuing operations	(2,480,250)	823,890		(1,656,360)
Less: Distributions to preferred unitholders in our Operating Partnership	(322,853)	—		(322,853)
Net loss from continuing operations attributable to the noncontrolling interests in our Operating Partnership	5,370	(1,648)	n	3,722
Net loss from continuing operations attributable to Strategic Student & Senior Housing Trust, Inc. common stockholders	$(2,797,733)	$822,242		$(1,975,491)
Net (loss) income per common share attributable to common shareholders - continuing operations:
Net loss per Class A share – basic and diluted	$(0.21)			$(0.15)
Net loss per Class T share – basic and diluted	$(0.21)			$(0.15)
Net loss per Class W share – basic and diluted	$(0.21)			$(0.15)
Net loss per Class Y share – basic and diluted	$(0.21)			$(0.15)
Net loss per Class Z share – basic and diluted	$(0.21)			$(0.15)
Weighted average Class A shares outstanding – basic and diluted	11,624,180			11,624,180
Weighted average Class T shares outstanding – basic and diluted	77,598			77,598
Weighted average Class W shares outstanding – basic and diluted	85,548			85,548
Weighted average Class Y shares outstanding – basic and diluted	1,123,349			1,123,349
Weighted average Class Z shares outstanding – basic and diluted	166,494			166,494

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

	Strategic Student & Senior Housing Trust, Inc. Historical (1)	Fayetteville Sale (2)	Note 4	Strategic Student & Senior Housing Trust, Inc. Pro Forma
Revenues:
Leasing and related revenues – student	$5,076,260	$(5,076,260)	i	$—
Leasing and related revenues – senior	32,592,265	—		32,592,265
Total revenues	37,668,525	(5,076,260)		32,592,265
Operating expenses:
Property operating expenses – student	2,679,173	(2,679,173)	j	—
Property operating expenses – senior	23,550,735	—		23,550,735
Property operating expenses – affiliates	2,484,303	(500,117)	k	1,984,186
General and administrative	2,441,031	—		2,441,031
Depreciation	7,070,186	(1,398,771)	l	5,671,415
Total operating expenses	38,225,428	(4,578,061)		33,647,367
Income (loss) from operations	(556,903)	(498,199)		(1,055,102)
Other income (expense):
Interest expense	(9,023,857)	3,655,147	m	(5,368,710)
Interest expense – debt issuance costs	(320,856)	178,755	m	(142,101)
Other	147,631	—		147,631
Net loss from continuing operations	(9,753,985)	3,335,703		(6,418,282)
Less: Distributions to preferred unitholders in our Operating Partnership	(1,341,278)	—		(1,341,278)
Net loss from continuing operations attributable to the noncontrolling interests in our Operating Partnership	21,688	(6,671)	n	15,017
Net loss from continuing operations attributable to Strategic Student & Senior Housing Trust, Inc. common stockholders	$(11,073,575)	$3,329,032		$(7,744,543)
Net (loss) income per common share attributable to common shareholders - continuing operations:
Net loss per Class A share – basic and diluted	$(0.85)			$(0.59)
Net loss per Class T share – basic and diluted	$(0.85)			$(0.59)
Net loss per Class W share – basic and diluted	$(0.85)			$(0.59)
Net loss per Class Y share – basic and diluted	$(0.85)			$(0.59)
Net loss per Class Z share – basic and diluted	$(0.85)			$(0.59)
Weighted average Class A shares outstanding – basic and diluted	11,625,584			11,625,584
Weighted average Class T shares outstanding – basic and diluted	77,598			77,598
Weighted average Class W shares outstanding – basic and diluted	85,548			85,548
Weighted average Class Y shares outstanding – basic and diluted	1,123,349			1,123,349
Weighted average Class Z shares outstanding – basic and diluted	166,494			166,494

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

	Strategic Student & Senior Housing Trust, Inc. Historical (1)	Fayetteville Sale (2)	Note 4	Strategic Student & Senior Housing Trust, Inc. Pro Forma
Revenues:
Leasing and related revenues – student	$4,522,789	$(4,370,557)	i	$152,232
Leasing and related revenues – senior	29,908,045	—		29,908,045
Total revenues	34,430,834	(4,370,557)		30,060,277
Operating expenses:
Property operating expenses – student	2,657,691	(2,579,638)	j	78,053
Property operating expenses – senior	21,562,383	—		21,562,383
Property operating expenses – affiliates	2,436,654	(493,302)	k	1,943,352
General and administrative	1,718,876	—		1,718,876
Depreciation	7,415,888	(1,831,648)	l	5,584,240
Total operating expenses	35,791,492	(4,904,588)		30,886,904
Gain on sale of real estate, net	12,101,937	—		12,101,937
Income (loss) from operations	10,741,279	534,031		11,275,310
Other income (expense):
Interest expense	(8,266,519)	2,802,912	m	(5,463,607)
Interest expense – debt issuance costs	(370,415)	215,031	m	(155,384)
Loss on extinguishment of debt	(1,985,602)	—		(1,985,602)
Other	606,608	—		606,608
Net income (loss) from continuing operations	725,351	3,551,974		4,277,325
Less: Distributions to preferred unitholders in our Operating Partnership	(1,256,632)	—		(1,256,632)
Net income (loss) from continuing operations attributable to the noncontrolling interests in our Operating Partnership	(2,963)	(7,104)	n	(10,067)
Net income (loss) from continuing operations attributable to Strategic Student & Senior Housing Trust, Inc. common stockholders	$(534,244)	$3,544,870		$3,010,626
Net (loss) income per common share attributable to common shareholders - continuing operations:
Net loss per Class A share – basic and diluted	$(0.04)			$0.23
Net loss per Class T share – basic and diluted	$(0.04)			$0.23
Net loss per Class W share – basic and diluted	$(0.04)			$0.23
Net loss per Class Y share – basic and diluted	$(0.04)			$0.23
Net loss per Class Z share – basic and diluted	$(0.04)			$0.23
Weighted average Class A shares outstanding – basic and diluted	11,622,536			11,622,536
Weighted average Class T shares outstanding – basic and diluted	77,598			77,598
Weighted average Class W shares outstanding – basic and diluted	85,548			85,548
Weighted average Class Y shares outstanding – basic and diluted	1,123,349			1,123,349
Weighted average Class Z shares outstanding – basic and diluted	166,494			166,494

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

	Strategic Student & Senior Housing Trust, Inc. Historical (1)	Fayetteville Sale (2)	Note 4	Strategic Student & Senior Housing Trust, Inc. Pro Forma
Revenues:
Leasing and related revenues – student	$8,090,778	$(4,036,222)	i	$4,054,556
Leasing and related revenues – senior	26,179,636	—		26,179,636
Total revenues	34,270,414	(4,036,222)		30,234,192
Operating expenses:
Property operating expenses – student	4,098,690	(2,360,113)	j	1,738,577
Property operating expenses – senior	19,227,624	—		19,227,624
Property operating expenses – affiliates	2,832,734	(492,181)	k	2,340,553
General and administrative	1,278,446	—		1,278,446
Depreciation	8,674,660	(1,807,805)	l	6,866,855
Intangible amortization expense	626,332	—		626,332
Total operating expenses	36,738,486	(4,660,099)		32,078,387
Income (loss) from operations	(2,468,072)	623,877		(1,844,195)
Other income (expense):
Interest expense	(9,533,011)	2,423,012	m	(7,109,999)
Interest expense – debt issuance costs	(468,703)	277,175	m	(191,528)
Forgiveness of PPP Loans	1,971,157	—		1,971,157
Other	1,168,175	—		1,168,175
Net income (loss) from continuing operations	(9,330,454)	3,324,064		(6,006,390)
Less: Distributions to preferred unitholders in our Operating Partnership	(1,171,988)	—		(1,171,988)
Less: Accretion of preferred equity costs	(7,765)	—		(7,765)
Net income (loss) from continuing operations attributable to the noncontrolling interests in our Operating Partnership	22,666	(6,648)	n	16,018
Net income (loss) from continuing operations attributable to Strategic Student & Senior Housing Trust, Inc. common stockholders	$(10,487,541)	$3,317,416		$(7,170,125)
Net (loss) income per common share attributable to common shareholders - continuing operations:
Net loss per Class A share – basic and diluted	$(0.80)			$(0.55)
Net loss per Class T share – basic and diluted	$(0.80)			$(0.55)
Net loss per Class W share – basic and diluted	$(0.80)			$(0.55)
Net loss per Class Y share – basic and diluted	$(0.80)			$(0.55)
Net loss per Class Z share – basic and diluted	$(0.80)			$(0.55)
Weighted average Class A shares outstanding – basic and diluted	11,619,060			11,619,060
Weighted average Class T shares outstanding – basic and diluted	77,598			77,598
Weighted average Class W shares outstanding – basic and diluted	85,548			85,548
Weighted average Class Y shares outstanding – basic and diluted	1,123,349			1,123,349
Weighted average Class Z shares outstanding – basic and diluted	166,494			166,494

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The historical column of the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2024 was derived from the Registrant’s unaudited consolidated balance sheet included in the Registrant’s Quarterly Report on Form 10-Q filed with the SEC for the three months ended March 31, 2024. The historical column of the Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2024 and 2023, and the years ended December 31, 2023, 2022, and 2021, was derived from the Registrant’s unaudited and audited consolidated financial statements included in the Registrant’s Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed with the SEC for the three months ended March 31, 2024, and the year ended December 31, 2023. The Fayetteville property sale qualified as discontinued operations as the property met the criteria of held for sale as of June 16, 2024, and the disposal represents a strategic shift in our business as we no longer own or operate student housing properties.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2024

(1) Reflects the Registrant's historical Consolidated Balance Sheet as of March 31, 2024.

(2) Amounts represent the adjustments necessary to remove the assets and liabilities associated with the Fayetteville Property, and exhibit the effect of the sale of the property as if it occurred on March 31, 2024.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2024

(1) Reflects the Registrant's historical Consolidated Statement of Operations for the three months ended March 31, 2024.

(2) Amounts represent the adjustments necessary to remove the effect of the Fayetteville Property from the Consolidated Statement of Operations as if the Fayetteville Property sale occurred on January 1, 2021.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2023

(1) Reflects the Registrant's historical Consolidated Statement of Operations for the three months ended March 31, 2023.

(2) Amounts represent the adjustments necessary to remove the effect of the Fayetteville Property from the Consolidated Statement of Operations as if the Fayetteville Property sale occurred on January 1, 2021.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2023

(1) Reflects the Registrant's historical Consolidated Statement of Operations for the year ended December 31, 2023.

(2) Amounts represent the adjustments necessary to remove the effect of the Fayetteville Property from the Consolidated Statement of Operations as if the Fayetteville Property sale occurred on January 1, 2021.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2022

(1) Reflects the Registrant's historical Consolidated Statement of Operations for the year ended December 31, 2022.

(2) Amounts represent the adjustments necessary to remove the effect of the Fayetteville Property from the Consolidated Statement of Operations as if the Fayetteville Property sale occurred on January 1, 2021.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2021

(1) Reflects the Registrant's historical Consolidated Statement of Operations for the year ended December 31, 2021.

(2) Amounts represent the adjustments necessary to remove the effect of the Fayetteville Property from the Consolidated Statement of Operations as if the Fayetteville Property sale occurred on January 1, 2021.

Note 2. Property Sale

Fayetteville Sale

On July 31, 2024, the Registrant sold the Fayetteville Property. The sale price for the Fayetteville Property was $72.25 million in cash, less closing costs. Subsequent to March 31, 2024, on April 10, 2024, we entered into a $34.5 million mortgage loan with JPMorgan Chase Bank, N.A, which repaid and replaced the Registrant’s existing $29.5 million Fayetteville JPM Mortgage Loan. The JPM Mortgage Loan had an initial term of one year with a maturity date of April 9, 2025. The mortgage loan encumbering the Fayetteville Property of approximately $34.5 million was repaid in full at closing. In addition, the net proceeds from the sale of the Fayetteville Property were required to be used to repay in full the KeyBank Bridge Loan totaling approximately $25.5 million, and the remainder of the net proceeds will be used for other corporate purposes, including but not limited to payment of disposition fee and reimbursement of fees and expenses owed to the advisor of the Registrant, a subsidiary of SAM, and distributions to stockholders.

Note 3. Unaudited Consolidated Balance Sheet - Pro Forma Adjustments

(a) Represents the removal of real estate facilities, including related accumulated depreciation and construction in process, in conjunction with the Fayetteville Property sale as if it occurred on March 31, 2024.

(b) Represents the net cash received in conjunction with the Fayetteville Property sale as if it occurred March 31, 2024, after repayment of debt, escrow holdback, closing costs, and other liabilities.

(c) Represents the escrow holdback of approximately $0.7 million and removal of other assets of approximately $0.1 million associated with the Fayetteville Property sale as if it occurred March 31, 2024.

(d) Represents the payoffs of both the original JPM Fayetteville first mortgage of approximately $29.5 million and the KeyBank Bridge Loan of approximately $25.6 million, net associated debt issuance costs, in conjunction with the Fayetteville Property sale as if it occurred March 31, 2024.

(e) Represents the removal of all accounts payable and accrued liabilities assumed by the buyer or settled in conjunction with the sale of the Fayetteville Property as if it occurred March 31, 2024.

(f) Represents the removal of all due to/from affiliates associated with the Fayetteville Property, in conjunction with the sale as if it occurred March 31, 2024.

(g) Represents the preliminary net gain on sale of the Fayetteville Property as if it occurred March 31, 2024. The preliminary net gain calculation is subject to revision upon finalization of all closing contingencies and adjustments.

(h) Represents the net gain on the sale of Fayetteville Property attributable to the non-controlling interest in our Operating Partnership.

Note 4. Consolidated Statements of Operations - Pro Forma Adjustments

(i) Represents the removal of all leasing and related revenues related to the Fayetteville Property.

(j) Represents the removal of all property operating expenses related to the Fayetteville Property.

(k) Represents the removal of all property operating expenses - affiliates, which includes property management and asset management fees, related to the Fayetteville Property.

(l) Represents the removal of all depreciation related to the Fayetteville Property.

(m) Represents the removal of all interest expense and debt issuance costs related to the Fayetteville Property JPMorgan $29.5 million mortgage and the $25.6 million KeyBank bridge loan, which required repayment upon the sale of the Fayetteville Property.

(n) Represents the income (loss) from the operations of the Fayetteville Property attributable to the noncontrolling interests in our Operating Partnership.